                                  EXHIBIT INDEX

Exhibit
Number   Document Description
-------  --------------------

99 Heller Funding Corporation - Monthly Report for the Distribution Date of February 14, 2002.

Heller Equipment Asset Receivables Trust 1999-2
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution
14-Feb-02
Collection Period                                                                      January 2, 2002  to  February 1, 2002
Determination Date                                                                   February 11, 2002
Distribution Date                                                                    February 14, 2002

Available Amounts
-----------------

             Scheduled Payments plus Payaheads, net of Excluded Amounts                                         5,611,712.00
             Prepayment Amounts                                                                                   734,720.65
             Recoveries                                                                                         2,405,386.64
             Investment Earnings on Collection Account and Reserve Fund                                             5,127.44
             Late Charges                                                                                           2,048.14
             Servicer Advances                                                                                    365,602.62

             Total Available Amounts                                                                            9,124,597.49
             -----------------------                                                                            ------------

Payments on Distribution Date
-----------------------------

     (A)**   Trustee Fees (only applicable pursuant to an Event of Default)                                             0.00

     (A)     Unreimbursed Servicer Advances to the Servicer                                                             0.00

     (B)     Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer                                       0.00

     (C)     Interest due to Class A-1 Notes                                                                            0.00

     (D)     Interest due to Class A-2 Notes                                                                            0.00

     (E)     Interest due to Class A-3 Notes                                                                      292,507.99

     (F)     Interest due to Class A-4 Notes                                                                      380,594.75

     (G)     Interest due to Class B Notes                                                                         16,564.72

     (H)     Interest due to Class C Notes                                                                         16,901.80

     (I)     Interest due to Class D Notes                                                                         28,545.26

     (J)     Interest due to Class E Notes                                                                         18,356.02

     (K)     Class A-1 Principal Payment Amount                                                                         0.00

     (L)     Class A-2 Principal Payment Amount                                                                         0.00


     (M)     Class A-3 Principal Payment Amount                                                                 8,419,729.70

     (N)     Class A-4 Principal Payment Amount                                                                         0.00

     (O)     Class B Principal Payment Amount                                                                           0.00

     (P)     Class C Principal Payment Amount                                                                           0.00

     (Q)     Class D Principal Payment Amount                                                                           0.00

     (R)     Class E Principal Payment Amount                                                                           0.00

     (S)     Additional Principal to Class A-1 Notes                                                                    0.00

     (T)     Additional Principal to Class A-2 Notes                                                                    0.00

     (U)     Additional Principal to Class A-3 Notes                                                                    0.00

     (V)     Additional Principal to Class A-4 Notes                                                                    0.00

     (W)     Additional Principal to Class B Notes                                                                      0.00

     (X)     Additional Principal to Class C Notes                                                                      0.00

     (Y)     Additional Principal to Class D Notes                                                                      0.00

     (Z)     Additional Principal to Class E Notes                                                                      0.00

    (AA)     Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                                           0.00
    (AB)     Deposit to the Reserve Fund                                                                          (48,602.75)
    (AC)     Excess to Certificateholder                                                                                0.00

             Total distributions to Noteholders and Certificateholders                                          9,124,597.49
             ---------------------------------------------------------                                          ------------

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------
          Trustee fees due on Distribution Date                             0.00

          Unreimbursed Servicer Advances                                    0.00

Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------
    (i)   Servicing Fee Percentage                                         0.40%
   (ii)   ADCB of Contract Pool as of the 1st day of the
          Collection Period                                       121,915,889.69
  (iii)   Servicing Fee  ( ( (i) / 12 ) x  (ii) )                           0.00

   (iv)   Servicing Fee accrued but not paid in prior periods               0.00

          Total Servicing Fee due and accrued ( (iii) + (iv) )              0.00

          Servicing Fee carried forward                                     0.00

          Monthly Servicing Fee distributed                                 0.00

Class A-1 Interest Schedule
---------------------------
          Opening Class A-1 principal balance                                  -
          Class A-1 Interest Rate                                       6.12905%
          Number of days in Accrual Period                                    31
          Current Class A-1 interest due                                    0.00
          Class A-1 interest accrued but not paid in prior periods          0.00
          Total Class A-1 interest due                                      0.00
          Class A-1 interest carried forward                                0.00

          Class A-1 Interest distribution                                   0.00

Class A-2 Interest Schedule
---------------------------
          Opening Class A-2 principal balance                                  -
          Class A-2 Interest Rate                                       6.50000%
          Current Class A-2 interest due                                    0.00
          Class A-2 interest accrued but not paid in prior periods          0.00
          Total Class A-2 interest due                                      0.00
          Class A-2 interest carried forward                                0.00

          Class A-2 interest distribution                                   0.00

Class A-3 Interest Schedule
---------------------------
          Opening Class A-3 principal balance                      52,783,396.70
          Class A-3 Interest Rate                                       6.65000%
          Current Class A-3 interest due                              292,507.99
          Class A-3 interest accrued but not paid in prior periods          0.00
          Total Class A-3 interest due                                292,507.99
          Class A-3 interest carried forward                                0.00

          Class A-3 interest distribution                             292,507.99

Class A-4 Interest Schedule
---------------------------
          Opening Class A-4 principal balance                      67,262,695.00
          Class A-4 Interest Rate                                       6.79000%
          Current Class A-4 interest due                              380,594.75
          Class A-4 interest accrued but not paid in prior periods             -
          Total Class A-4 interest due                                380,594.75
          Class A-4 interest carried forward                                   -

          Class A-4 interest distribution                             380,594.75

Class B Interest Schedule
-------------------------
          Opening Class B principal balance                         2,889,195.95
          Class B Interest Rate                                         6.88000%
          Current Class B interest due                                 16,564.72
          Class B interest accrued but not paid in prior periods               -
          Total Class B interest due                                   16,564.72
          Class B interest carried forward                                     -

          Class B interest distribution                                16,564.72

Class C Interest Schedule
-------------------------
          Opening Class C principal balance                        2,889,195.95
          Class C Interest Rate                                        7.02000%
          Current Class C interest due                                16,901.80
          Class C interest accrued but not paid in prior period               -
          Total Class C interest due                                  16,901.80
          Class C interest carried forward                                    -

          Class C interest distribution                               16,901.80

Class D Interest Schedule
-------------------------
          Opening Class D principal balance                        4,622,713.40
          Class D  Interest Rate                                       7.41000%
          Current Class D interest due                                28,545.26
          Class D interest accrued but not paid in
          prior periods                                                    0.00
          Total Class D interest due                                  28,545.26
          Class D interest carried forward                                 0.00

          Class D interest distribution                               28,545.26


Class E Interest Schedule
-------------------------
          Opening Class E principal balance                        2,311,356.38
          Class E  Interest Rate                                       9.53000%
          Current Class E interest due                                18,356.02
          Class E interest accrued but not paid in
          prior periods                                                    0.00
          Total Class E interest due                                  18,356.02
          Class E interest carried forward                                 0.00

          Class E interest distribution                               18,356.02

Class A-1 Principal Schedule
----------------------------
          Class A-1 Maturity Date                               January 6, 2001
    (i)   Opening Class A-1 principal balance                              0.00
   (ii)   Aggregate outstanding principal of Notes plus
          Overcollateralization Balance                          132,758,553.38
  (iii)   ADCB as of last day of the Collection Period           115,775,584.98
          Monthly Principal Amount ( (ii) - (iii) )               16,982,968.40
   (iv)   Class A-1 Principal Payment Amount                               0.00
          Class A-1 Principal Payment Amount due (lesser
          of (i) or (iv))                                                  0.00
          Class A-1 Principal Payment Amount distribution                  0.00
          Principal carryforward Class A-1                                 0.00

          Class A-1 Principal Balance after current distribution           0.00

Class A Principal Payment Amount
--------------------------------
    (i)   Aggregate opening Class A-1, A-2, A-3 and A-4
          Outstanding Principal Amount                           120,046,091.70
   (ii)   Class A Target Investor Principal Amount (94.0%
          * ending ADCB)                                         108,829,049.88
          Class A Principal Payment Amount                        11,217,041.82
          Funds available for distribution after Class A-1
          distribution                                             8,419,729.70

Class A-2 Principal Schedule
----------------------------
          Opening Class A-2 principal balance                              0.00
          Class A-2  Principal Payment Amount                              0.00
          Class A-2 Principal Payment Amount distribution                  0.00
          Principal carryforward Class A-2                                 0.00

          Class A-2 principal balance after current
          distribution                                                     0.00



Class A-3 Principal Schedule
----------------------------

            Opening Class A-3 principal balance                                                      52,783,396.70
            Class A-3 Principal Payment Amount                                                       11,217,041.82
            Class A-3 Principal Payment Amount distribution                                           8,419,729.70
            Principal carryforward Class A-3                                                         (2,797,312.12)

            Class A-3 principal balance after current distribution                                   44,363,667.00


Class A-4 Principal Schedule
----------------------------

            Opening Class A-4 principal balance                                                      67,262,695.00
            Class A-4 Principal Payment Amount                                                                0.00
            Class A-4 Principal Payment Amount distribution                                                   0.00
            Principal carryforward Class A-4                                                                  0.00

            Class A-4 principal balance after current distribution                                   67,262,695.00


Class B Principal Schedule
--------------------------

            Opening Class B principal balance                                                         2,889,195.95
            Class B Target Investor Principal Amount (1.25% * ending ADCB)                            1,447,194.81
            Class B Floor                                                                             5,587,956.87
            Class B Principal Payment Amount due                                                              0.00
            Class B Principal Payment Amount distribution                                                     0.00
            Principal carryforward Class B                                                                    0.00

            Class B principal balance after current distribution
                                                                                                      2,889,195.95


Class C Principal Schedule
--------------------------

            Opening Class C principal balance                                                         2,889,195.95
            Class C Target Investor Principal Amount (1.25% * ending ADCB)                            1,447,194.81
            Class C Floor                                                                             2,889,195.95
            Class C Principal Payment Amount due                                                              0.00
            Class C Principal Payment Amount distribution                                                     0.00
            Principal carryforward Class C                                                                    0.00

            Class C principal balance after current distribution
                                                                                                      2,889,195.95


Class D Principal Schedule
--------------------------

            Opening Class D principal balance                                                         4,622,713.40
            Class D Target Investor Principal Amount (2.00% * ending ADCB)                            2,315,511.70
            Class D Floor                                                                             4,622,713.40
            Class D Principal Payment Amount due                                                              0.00
            Class D Principal Payment Amount distribution                                                     0.00
            Principal carryforward Class D                                                                    0.00

            Class D principal balance after current distribution                                      4,622,713.40

Class E Principal Schedule
--------------------------

            Opening Class E principal balance                                                         2,311,356.38
            Class E Target Investor Principal Amount (1.00% * ending ADCB)                            1,157,755.85
            Class E Floor                                                                             2,311,356.38
            Class E Principal Payment Amount due                                                              0.00
            Class E Principal Payment Amount distribution                                                     0.00
            Principal carryforward Class E                                                                    0.00

            Class E principal balance after current distribution                                      2,311,356.38


Additional Principal Schedule
-----------------------------

              Floors applicable (Yes/No)                                                                                     Yes
              Monthly Principal Amount                                                                             16,982,968.40
              Sum of Principal Payments payable on all classes                                                     11,217,041.82
              Additional Principal  payable                                                                         5,765,926.58
              Additional Principal available, if payable                                                                    0.00

              Class A-1 Additional Principal allocation                                                                     0.00
              Class A-1 principal balance after current distribution                                                           -

              Class A-2 Additional Principal allocation                                                                     0.00
              Class A-2 principal balance after current distribution                                                           -

              Class A-3 Additional Principal allocation                                                                     0.00
              Class A-3 principal balance after current distribution                                               44,363,667.00

              Class A-4 Additional Principal allocation                                                                     0.00
              Class A-4 principal balance after current distribution                                               67,262,695.00

              Class B Additional Principal allocation                                                                       0.00
              Class B principal balance after current distribution                                                  2,889,195.95

              Class C Additional Principal allocation                                                                       0.00
              Class C principal balance after current distribution                                                  2,889,195.95

              Class D Additional Principal allocation                                                                       0.00
              Class D principal balance after current distribution                                                  4,622,713.40

              Class E Additional Principal allocation                                                                       0.00
              Class E principal balance after current distribution                                                  2,311,356.38


Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------

   (i)        Servicing Fee Percentage                                                                                      0.40%
  (ii)        ADCB of Contract Pool as of the 1st day of the Collection Period                                    121,915,889.69
  (iii)       Servicing Fee due ( ( (i) / 12 ) *  (ii) )                                                               40,638.63
  (iv)        Servicing Fee accrued but not paid in prior periods                                                     700,438.12
              Total Servicing Fee due and accrued ( (iii) + (iv) )                                                    741,076.75
              Servicing Fee carried forward                                                                           741,076.75

              Monthly Servicing Fee distributed                                                                             0.00

Reserve Fund Schedule
---------------------

              Initial ADCB                                                                                        365,558,126.61
              10% of Initial ADCB                                                                                  36,555,812.66

              Outstanding Principal Amount of the Notes as of the preceding Distribution Date                     132,758,553.38

              ADCB as of the end of the Collection Period                                                         115,775,584.98
              Required Reserve Amount (beginning of the period aggregate note balances * 0.70%)                       929,309.87
              Prior month Reserve Fund balance                                                                        977,912.62
              Deposit to Reserve Fund - excess funds                                                                        0.00
              Interim Reserve Fund Balance                                                                            977,912.62
              Current period draw on Reserve Fund for Reserve Interest Payments                                             0.00
              Current period draw on Reserve Fund for Reserve Principal Payments                                       48,602.75
              Excess to Certificateholder                                                                                   0.00
              Ending Reserve Fund balance                                                                             929,309.87


 Reserve Fund balance as a percentage of aggregate note balances as of the first day of the Collection Period               0.80%
 Investment Earnings on Reserve Account                                                                                 1,343.93


Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors

          Class A-1
          ---------
          Class A-1 principal balance                                       0.00
          Initial Class A-1 principal balance                      93,400,101.00

          Note factor                                                0.000000000


          Class A-2
          ---------
          Class A-2 principal balance                                       0.00
          Initial Class A-2 principal balance                      77,498,323.00

          Note factor                                                0.000000000


          Class A-3
          ---------
          Class A-3 principal balance                              44,363,667.00
          Initial Class A-3 principal balance                     105,463,520.00

          Note factor                                                0.420654147


          Class A-4
          ---------
          Class A-4 principal balance                              67,262,695.00
          Initial Class A-4 principal balance                      67,262,695.00

          Note factor                                                1.000000000


          Class B
          -------
          Class B principal balance                                 2,889,195.95
          Initial Class B principal balance                         4,569,477.00

          Note factor                                                0.632281539


          Class C
          -------
          Class C principal balance                                 2,889,195.95
          Initial Class C principal balance                         4,569,477.00

          Note factor                                                0.632281539

          Class D
          -------
          Class D principal balance                                 4,622,713.40
          Initial Class D principal balance                         7,311,163.00

          Note factor                                                0.632281540


          Class E
          -------
          Class E principal balance                                 2,311,356.38
          Initial Class E principal balance                         3,655,581.00

          Note factor                                                0.632281539

Heller Equipment Asset Receivables Trust 1999-2
-----------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------

   (i)    Outstanding Principal Amount of the Notes as of the
          preceding Distribution Date                            132,758,553.38
  (ii)    Overcollateralization Balance as of the preceding
          Distribution Date                                                0.00
 (iii)    Monthly Principal Amount                                16,982,968.40
  (iv)    Available Amounts remaining after the payment of
          interest                                                 8,371,126.95
   (v)    ADCB as of the end of the Collection Period            115,775,584.98
          Cumulative Loss Amount                                   8,611,841.45

Class B Floor Calculation
-------------------------

          Class B Floor percentage                                         1.86%
          Initial ADCB                                           365,558,126.61
          Cumulative Loss Amount for current period                8,611,841.45
          Sum of Outstanding Principal Amount of Class C Notes,
          Class D Notes, Class E Notes and Overcollateralization
          Balance                                                  9,823,265.73
          Class B Floor                                            5,587,956.87

Class C Floor Calculation
-------------------------

          Class C Floor percentage                                         1.47%
          Initial ADCB                                           365,558,126.61
          Cumulative Loss Amount for current period                8,611,841.45
          Sum of Outstanding Principal Amount of Class D Notes,
          Class E Notes and Overcollateralization Balance          6,934,069.78
          Class C Floor                                            2,889,195.95

Class D Floor Calculation
-------------------------

         Class D Floor percentage                                          1.09%
         Initial ADCB                                            365,558,126.61
         Cumulative Loss Amount for current period                 8,611,841.45
         Sum of Outstanding Principal Amount of Class E Notes
         and Overcollateralization Balance                         2,311,356.38
         Class D Floor                                             4,622,713.40

Class E Floor Calculation
-------------------------

         Class E Floor percentage                                          4.65%
         Initial ADCB                                            365,558,126.61
         Cumulative Loss Amount for current period                 8,611,841.45
         Overcollateralization Balance                                     0.00
         Class E Floor                                             2,311,356.38

Heller Financial, Inc. is the Servicer (Yes/No)                             Yes

An Event of Default has occurred  (Yes/No)                                   No

10% Substitution Limit Calculation
----------------------------------

         ADCB as of the Cut-off Date:                            365,558,126.61

         Cumulative DCB of Substitute Contracts replacing
         materially modified contracts                             2,337,681.79
         Percentage of Substitute Contracts replacing materially
         modified contracts                                                0.01

         Percentage of Substitute Contracts replacing modified
         contracts exceeds 10% (Yes/No)                                      No

5% Skipped Payment Limit Calculation
------------------------------------

         The percent of contracts with Skipped Payment modifications       0.01
         The DCB of Skipped Payment modifications exceeds 5% of the
         initial ADCB (Yes/No)                                               No
         Any Skipped Payments have been deferred later than
         January 1, 2006                                                     No

Heller Equipment Asset Receivables Trust 1999-2
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
ADCB as of the first day of the Collection Period                                                              121,915,889.69
           Principal collections                                                                                (5,207,243.64)
           Prepayment Amounts                                                                                     (730,390.05)
           Defaulted Contracts                                                                                    (192,440.18)
           Change in payaheads                                                                                     (10,230.84)
           Other items including Substitutions and Repurchases                                                           0.00
ADCB as of the last day of the Collection Period                                                               115,775,584.98

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts                      192,440.18
Number of Contracts that became Defaulted Contracts during the period                                                       4
Defaulted Contracts as a percentage of ADCB (annualized)                                                                1.99%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                         526,806.73
Number of Prepaid Contracts as of the last day of the Collection Period                                                     2

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts                     0.00
Number of Substitute Contracts as of the last day of the Collection Period                                                  0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                              0.00
Number of Warranty Contracts as of the last day of the Collection Period                                                    0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                 2,405,386.64

Cumulative Servicer Advances paid by the Servicer                                                               19,566,067.17
Cumulative reimbursed Servicer Advances                                                                         19,200,464.55


Delinquencies and Losses                                              Dollars                   Percent
------------------------                                          --------------                ---------
           Current                                                103,124,243.68                 89.07%
           31-60 days past due                                      4,264,919.37                  3.68%
           61-90 days past due                                      4,991,088.55                  4.31%
           Over 90 days past due                                    3,395,333.38                  2.93%
           Total                                                  115,775,584.98                100.00%

           31+ days past due                                       12,651,341.30                 10.93%

   (i)     Cumulative ADCB of Defaulted Contracts  (cumulative gross losses to date)                             20,863,456.33
   (ii)    Cumulative Recoveries realized on Defaulted Contracts                                                  8,791,886.91
           Cumulative net losses to date  ( (i) - (ii) )                                                         12,071,569.42
           Cumulative net losses as a percentage of the initial ADCB                                                     3.30%